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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 2000


                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                           UNIVERSAL COMPRESSION, INC.
           -----------------------------------------------------------
           (Exact names of registrants as specified in their charters)


    Delaware                        001-15843                      13-3989167
     Texas                          333-48279                      74-1282680
----------------                ----------------                ----------------
(States or other                (Commission File                 (IRS Employer
jurisdictions of                    Numbers)                     Identification
 incorporation)                                                       Nos.)


      4440 Brittmoore Road, Houston, Texas                           77041
------------------------------------------------                ----------------
    (Address of principal executive offices)                       (Zip Code)


                                 (713) 335-7000
                               ------------------
              (Registrants' telephone number, including area code)
--------------------------------------------------------------------------------

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Item 5.  Other Events

         Universal Compression Holdings, Inc., a Delaware corporation, filed a preliminary proxy statement (the "Preliminary Proxy Statement") with the Securities and Exchange Commission on November 30, 2000, which at such time as a definitive proxy statement is filed will seek approval by its shareholders of the issuance of 13,750,000 shares of Universal Compression Holdings' common stock, par value $0.01 per share ("Common Stock"), to WEUS Holding, Inc. pursuant to an Agreement and Plan of Merger dated as of October 23, 2000 by and among Universal Compression Holdings, Inc., Universal Compression, Inc., a Texas corporation and wholly owned subsidiary of Universal Compression Holdings, Inc. ("UCI"), Weatherford International, Inc., a Delaware corporation ("Weatherford"), WEUS Holding, Inc., a Delaware corporation and wholly owned subsidiary of Weatherford ("WEUS"), and Enterra Compression Company, a Delaware corporation and wholly owned subsidiary of WEUS ("Enterra"), which provides for the merger of Enterra with and into UCI (the "Merger"). If the Merger is consummated, the 13,750,000 shares of Common Stock to be issued in the Merger will represent approximately 48% of our outstanding Common Stock. Those shares owned by WEUS in excess of 33(1)/3% of our outstanding Common Stock will be subject to certain voting restrictions under a voting agreement. A copy of the Preliminary Proxy Statement is included as an exhibit hereto and is incorporated by reference herein for informational purposes only and not as a solicitation.

         If the Merger is consummated, we will refinance our existing indebtedness and operating lease arrangements, as well as Enterra's. We are presently negotiating a new $75-$100 million revolving bank credit facility. We are also negotiating a new operating lease facility which, either separately or aggregated with an asset-backed securitization, will provide $500-$600 million of financing for us. It is anticipated that under the new operating lease facility and asset-backed securitization, we will sell certain of our currently owned and hereafter acquired compression equipment to a newly formed business trust, and lease it back from the trust for a specified term. In addition, pursuant to the terms of our Indenture, the holders of UCI's 9 7/8% senior discount notes can require UCI to redeem their notes as a result of the consummation of the proposed Merger. We plan to issue debt securities to finance this redemption.

         The Merger is subject to various conditions, including the approval by our shareholders of the share issuance, the refinancing of our and Enterra's indebtedness and operating lease arrangements, regulatory approvals and other customary conditions. There can be no assurance that the Merger will be consummated, or that any or all of the new indebtedness and operating lease arrangements will be obtained or, if obtained, will be on favorable terms.

         Included in the Preliminary Proxy Statement and attached hereto as exhibits, which exhibits are incorporated herein by reference, are certain unaudited pro forma combined condensed financial information and historical financial statements in connection with the proposed Merger. Such pro forma information is based on our and Enterra's historical financial statements and has been prepared to illustrate the effect of the proposed Merger. The unaudited combined condensed pro forma information is provided for informational purposes only and does not purport to represent what our financial position or results of operations would actually have been had the Merger, if consummated, occurred on such dates or to project our results of operations or

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financial position for any future period. The unaudited pro forma combined condensed financial information should be read in conjunction with the historical financial statements and accompanying disclosures filed as an exhibit to this Report and incorporated herein by reference and included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.

         On September 15, 2000, we completed the acquisition of Gas Compression Services, Inc. ("GCSI"), a supplier of gas compression equipment and services with fabrication and overhaul facilities in Michigan and Texas. Certain historical financial information included in the Preliminary Proxy Statement as of September 30, 2000 includes GCSI's operations for 15 days. We expect to add $35 million to $38 million in revenues and approximately $14.5 million per year in EBITDA as a result of the GCSI acquisition. EBITDA is defined as net income plus income taxes, interest expense, leasing expense, management fees, depreciation and amortization. EBITDA is not a measure of financial performance under generally accepted accounting principles and should not be considered an alternative to operating income or net income as an indicator of our operating performance or to net cash provided by operating activities as a measure of its liquidity. Additionally, the EBITDA computation used herein may not be comparable to other similarly titled measures of other companies including Enterra.

         Statements about our outlook and all other statements contained herein other than historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future performance and events and are subject to a number of uncertainties and factors, many of which are outside our control, which could cause actual results to differ materially from such statements. While we believe that the assumptions concerning future events are reasonable, we caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of our business. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are successful completion of growth and service projects and the proposed Merger, costs, risks and effects of legal and administrative proceedings and governmental regulations, the new indebtedness and operating lease arrangements, integration of and actual cost savings and other synergies resulting from acquired businesses, future sales and profits, competition, risks of international operations, general economic factors and other factors. These risk factors, when applicable, are discussed in our and UCI's filings with the Securities and Exchange Commission, copies of which are available to the public. We disclaim any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

Item 7.    Financial Statements and Exhibits

      (c)     Exhibits

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
      Exhibit No.          Description
      -----------          -----------
         23.1              Consent of Deloitte & Touche LLP for Universal Compression Holdings, Inc.

         23.2              Consent of Arthur Andersen LLP for Enterra Compression Company and Weatherford
                           Compression.

         23.3              Consent of KPMG LLP for Global Compression Holdings, Inc.

         99.1              Pro forma combined condensed financial information giving effect to the Merger for the six months ended September 30, 2000 and the year ended March 31, 2000.

         99.2              Consolidated financial statements of Universal Compression Holdings, Inc. as of
                           March 31, 1999 and 2000, and the results of its operations and its cash flows for the period from December 12, 1997 (inception) through March 31, 1998 and for the years ended March 31, 1999 and 2000.

         99.3              Financial statements of Tidewater Compression Service, Inc. for the period from April
                           1, 1997 through February 20, 1998.

         99.4              Consolidated financial statements of Enterra Compression Company as of and for the year ended December 31, 1999.

         99.5              Combined financial statements of Weatherford Compression as of and for the year ended
                           December 31, 1998.

         99.6              Combined financial statements of Weatherford Compression as of and for the year ended
                           December 31, 1997.

         99.7              Consolidated financial statements of Global Compression Holdings, Inc. and subsidiaries as of February 2, 1999, and December 31, 1998 and 1997 and the results of their operations and their cash flows for the period January 1, 1999 through
                           February 2, 1999 and years ended December 31, 1998 and 1997.

         99.8              Preliminary Proxy Statement of Universal Compression Holdings, Inc. on Schedule 14A
                           filed with the Securities and Exchange Commission on November 30, 2000.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                           UNIVERSAL COMPRESSION HOLDINGS, INC.
                                           UNIVERSAL COMPRESSION, INC.
                                           (Registrants)



Date:  November 30, 2000                   By:  /s/ RICHARD W. FITZGERALD
                                              ----------------------------------
                                                Richard W. FitzGerald
                                                Senior Vice President and
                                                Chief Financial Officer

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                                  EXHIBIT INDEX

      Exhibit No.          Description
      -----------          -----------
         23.1              Consent of Deloitte & Touche LLP for Universal Compression Holdings, Inc.

         23.2              Consent of Arthur Andersen LLP for Enterra Compression Company and Weatherford
                           Compression.

         23.3              Consent of KPMG LLP for Global Compression Holdings, Inc.

         99.1              Pro forma combined condensed financial information giving effect to the Merger for the six months ended September 30, 2000 and the year ended March 31, 2000.

         99.2              Consolidated financial statements of Universal Compression Holdings, Inc. as of
                           March 31, 1999 and 2000, and the results of its operations and its cash flows for the period from December 12, 1997 (inception) through March 31, 1998 and for the years ended March 31, 1999 and 2000.

         99.3              Financial statements of Tidewater Compression Service, Inc. for the period from
                           April 1, 1997 through February 20, 1998.

         99.4              Consolidated financial statements of Enterra Compression Company as of and for the year ended December 31, 1999.

         99.5              Combined financial statements of Weatherford Compression as of and for the year ended
                           December 31, 1998.

         99.6              Combined financial statements of Weatherford Compression as of and for the year ended
                           December 31, 1997.

         99.7              Consolidated financial statements of Global Compression Holdings, Inc. and subsidiaries as of February 2, 1999, and December 31, 1998 and 1997 and the results of their operations and their cash flows for the period January 1, 1999 through
                           February 2, 1999 and years ended December 31, 1998 and 1997.

         99.8              Preliminary Proxy Statement of Universal Compression Holdings, Inc. on Schedule 14A
                           filed with the Securities and Exchange Commission on November 30, 2000.